UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2011

EPIQ SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Missouri	0-22081	48-1056429
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Kansas Avenue

Kansas City, Kansas 66105

(Address of principal executive offices, including zip code)

(913) 621-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Amendment”) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Epiq Systems, Inc. (“Epiq”) with the Securities and Exchange Commission (“SEC”) on April 4, 2011 (“the April Form 8-K”) relating to the completion of the acquisition by Epiq Systems Holding Company (“Buyer”) of Encore Intermediate Holdco, Inc. (“Encore”).  This Amendment provides the audited historical financial statements of Encore as required by Item 9.01(a) of Form 8-K and the unaudited pro forma financial information required by Item 9.01(b) of Form 8-K, which financial statements and information were not included in the April Form 8-K.  The information contained in this Amendment amends and supplements the information contained in Item 9.01 of the April Form 8-K.  Except as described above, all other information in and the exhibits to the April Form 8-K remain unchanged.

Epiq reported under Item 2.01 of the April Form 8-K that on April 4, 2011 it completed the acquisition of Encore.  The acquisition was made pursuant to a Stock Purchase Agreement, dated April 4, 2011, by and among ELS Holdings, LLC, a Delaware limited liability company, Encore, Buyer, and Epiq (for the limited purposes as set forth therein) (the “Purchase Agreement”).

Under the terms of the Purchase Agreement, Epiq acquired Encore for approximately $104 million, $10 million of which was placed in escrow as security for potential indemnification claims.

The total preliminary purchase price transferred to effect the acquisition was as follows (in thousands):

Cash paid at closing	$103,385
Other consideration	844
Working capital adjustment	98
Total preliminary purchase price	$104,327

Item 9.01  Financial Statements and Exhibits.

a)   Financial statements of businesses acquired.

The required audited consolidated financial statements of ELS Holdings, LLC and Subsidiary for the years ended December 31, 2010 and 2009 are attached hereto as Exhibit 99.1 and incorporated in their entirety herein by reference.

b)   Pro forma financial information.

The required pro forma financial information for the year ended December 31, 2010 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

d)   Exhibits.

The following exhibits are filed as part of this Amendment.

Exhibit No.	Exhibit Description
23.1	Consent of UHY LLP Independent Auditors
99.1	Audited consolidated financial statements of ELS Holdings, LLC and Subsidiary as of and for the years ended December 31, 2010 and 2009 and Report of Independent Auditors therein.
99.2	Unaudited pro forma combined condensed balance sheet as of December 31, 2010 and unaudited pro forma combined condensed statement of income for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIQ SYSTEMS, INC.

Date: June 10, 2011

	By:	/s/ Tom W. Olofson
	Name:	Tom W. Olofson
	Title:	Chairman of the Board, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Exhibit Description
23.1	Consent of UHY LLP Independent Auditors
99.1	Audited consolidated financial statements of ELS Holdings, LLC and Subsidiary as of and for the years ended December 31, 2010 and 2009 and Report of Independent Auditors therein.
99.2	Unaudited pro forma combined condensed balance sheet as of December 31, 2010 and unaudited pro forma combined condensed statement of income for the year ended December 31, 2010.